Summary Prospectus Supplement	February 28, 2017

Putnam Emerging Markets Income Fund
Summary Prospectus dated March 30, 2016

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

The prospectus is supplemented as follows to add information about class T shares. Class T shares of the fund are not currently available for purchase.

The front cover page is supplemented to add class T shares to the list of shares to which the prospectus relates, and to indicate that the fund symbol for class T shares is pending.

The following information replaces similar disclosure for the fund under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 16 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

The following information is added to similar disclosure for the fund under Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as a
	imposed on purchases (as a	percentage of original purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class T	2.50%	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual		Total annual fund
Share	Manage-	and service	Other	fund operating	Expense reim-	operating expenses after
class	ment fees	(12b-1) fees	expenses	expenses	bursement#	expense reimbursement

Class T	0.72%	0.25%	1.43%<	2.40%	(1.15)%	1.25%

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through March 30, 2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class T	$374	$872	$1,397	$2,832

305320 2/17

| FUND SYMBOLS | CLASS A | CLASS B | CLASS C | CLASS M | CLASS Y |
|---|---|---|---|---|---|
| | PEMWX | PEMHX | PEMJX | PEMKX | PEMOX |

# Putnam Emerging Markets Income Fund

## Summary prospectus

3 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

Putnam Emerging Markets Income Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 3/30/16, are incorporated by reference into this summary prospectus.

Goal

Putnam Emerging Markets Income Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 16 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.25%	NONE
Class Y	NONE	NONE

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.72%	0.25%	1.43%	2.40%	(1.15)%	1.25%
Class B	0.72%	1.00%	1.43%	3.15%	(1.15)%	2.00%
Class C	0.72%	1.00%	1.43%	3.15%	(1.15)%	2.00%
Class M	0.72%	0.50%	1.43%	2.65%	(1.15)%	1.50%
Class Y	0.72%	N/A	1.43%	2.15%	(1.15)%	1.00%

    *  Applies only to certain redemptions of shares bought with no initial sales charge.

  **  This charge is phased out over six years.

 ***  This charge is eliminated after one year.

   #  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through March 30, 2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$522	$1,013	$1,529	$2,943
Class B	$703	$1,164	$1,750	$3,203
Class B (no redemption)	$203	$864	$1,550	$3,203
Class C	$303	$864	$1,550	$3,378
Class C (no redemption)	$203	$864	$1,550	$3,378
Class M	$473	$1,016	$1,585	$3,129
Class Y	$102	$562	$1,049	$2,392

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 18%.

Investments, risks, and performance

Investments

For this “non-diversified” fund, we invest mainly in bonds that are obligations of emerging market companies and governments. We may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that we consider to be equivalent to those countries based on our evaluation of their level of economic development or the size and experience of their securities markets. We may invest both in investment-grade and below-investment-grade investments (sometimes referred to as “junk bonds”).

We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also consider the fundamental characteristics of the particular countries in which we invest as well as our views on the currencies of those countries when making investment decisions. We invest in currencies directly and through derivatives, for both hedging and non-hedging purposes. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Emerging markets often do not provide legal remedies for bondholders comparable to those available to bondholders in the United States, and it may not be possible to dispose of bonds of distressed issuers. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. Currency investments, whether for hedging or non-hedging purposes, may also be adversely impacted by exchange rate fluctuations. Investments in emerging markets may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

The fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the fund’s vulnerability to adverse developments affecting a single industry, country or issuer, which may result in greater losses and volatility for the fund.

Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges (for periods ending 12/31/15)

Share class	1 year	Since inception (3/27/13)
Class A before taxes	–6.96%	–4.57%
Class A after taxes on distributions	–8.36%	–6.03%
Class A after taxes on distributions and sale of fund shares	–3.91%	–4.04%
Class B before taxes	–8.50%	–4.83%
Class C before taxes	–4.76%	–3.88%
Class M before taxes	–6.40%	–4.51%
Class Y before taxes	–2.79%	–2.89%
Putnam Emerging Markets Income Blended Index (Equal Weighted) (no deduction for fees, expenses or taxes)	–4.43%	–2.52%

The Putnam Emerging Markets Income Blended Index (Equal Weighted) is an unmanaged index administered by Putnam Management that is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2013

Michael Atkin, Portfolio Manager, portfolio manager of the fund since 2013

D. William Kohli, Co-Head of Fixed Income, portfolio manager of the fund since 2016

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP120 299645 3/16 Putnam Retail Management